UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 23, 2005

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-9977 (Commission File Number)	86-0611231 (IRS Employer Identification No.)

8501 E. Princess Drive, Suite 290, Scottsdale, Arizona (Address of Principal Executive Offices)	85255 (Zip Code)

(480) 609-3330

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

                On March 23, 2005, we announced the expiration of our cash tender offer for our 9¾% Senior Notes due 2011.

                A copy of the press release, including information concerning forward-looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01.              Financial Statements and Exhibits

                (c)           Exhibits

                99.1         Press Release dated March 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2005

MERITAGE HOMES CORPORATION

/s/ Larry W. Seay
By:	Larry W. Seay
Chief Financial Officer, Vice President
and Secretary